Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Core Equity VIP Series

Supplement to Prospectus Dated May 1, 2008 and

Statement of Additional Information Dated May 1, 2008

Important Notice Regarding Change in Investment Policy

Effective May 1, 2009, the name of RS Core Equity VIP Series will be changed to “RS Large Cap Alpha VIP Series.”

The following sentences will be added to the beginning of the first paragraph of the Series’ “Principal Investment Strategies” section in the prospectus:

“The Series seeks to deliver positive risk-adjusted returns relative to the Series’ benchmark. This incremental risk-adjusted return versus the benchmark is often referred to as “alpha.” The Series primarily invests in equity securities, which may include common stocks, preferred stocks, or other securities convertible into common stock.”

The first paragraph of the Series’ “Principal Investments” section in the prospectus will be amended and restated in its entirety to read as follows:

“The Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of June 30 of each year. As of June 30, 2008, the market capitalization of companies in the Russell 1000® Index ranged between approximately $550.4 million and $474.3 billion.”

References to “Small Companies Risk” in the Series’ “Principal Risks” sections of the prospectus will be deleted.

February 27, 2009

RS VARIABLE PRODUCTS TRUST

RS MidCap Opportunities VIP Series

Supplement to Prospectus Dated May 1, 2008 and

Statement of Additional Information Dated May 1, 2008

Effective May 1, 2009, the name of RS MidCap Opportunities VIP Series will be changed to “RS Mid Cap Growth VIP Series.”

In addition, effective March 31, 2009, the portfolio managers of the Fund will be Stephen Bishop, Melissa Chadwick-Dunn, Allison Thacker, and Scott Tracy.

February 27, 2009